UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2022

CymaBay Therapeutics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36500	94-3103561
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7575 Gateway Blvd., Suite 110

Newark, CA 94560

(Address of principal executive offices)

(510) 293-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	CBAY	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 9, 2022, CymaBay Therapeutics, Inc. (“CymaBay”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below is a brief description of each matter considered and voted upon at the Annual Meeting, together with the final tally of the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, including a separate tabulation with respect to each of the seven directors. A more complete description of each matter is set forth in CymaBay’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 26, 2022 (the “Proxy Statement”).

Proposal 1: Election of Directors

CymaBay’s stockholders elected each of the seven directors proposed by CymaBay for election, to serve until the 2023 annual meeting of stockholders, and until their successors are elected and have qualified, or until their earlier death, resignation or removal. The tabulation of votes on this matter was as follows:

Director Nominee	Shares Voted For	Shares Withheld
Janet Dorling	50,478,910	2,025,858
Caroline Loewy	51,749,811	754,957
Éric Lefebvre	52,328,283	176,485
Sujal Shah	52,085,279	419,489
Kurt von Emster	50,741,590	1,763,178
Thomas G. Wiggans	36,171,546	16,333,222
Robert J. Wills	48,551,960	3,952,808

There were 12,845,964 broker non-votes for this proposal.

Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm

CymaBay’s stockholders ratified the appointment of Ernst & Young LLP as CymaBay’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The tabulation of votes on this matter was as follows:

Shares voted for:	65,067,519
Shares voted against:	224,657
Shares abstaining	58,556

There were no broker non-votes for this proposal.

Proposal 3: Advisory Vote to Approve the Compensation of our Named Executive Officers as Disclosed in the Proxy Statement

CymaBay’s stockholders approved, by advisory vote, the compensation of our named executive officers as disclosed in the Proxy Statement. The tabulation of votes on this matter was as follows:

Shares voted for:	31,587,863
Shares voted against:	18,772,164
Shares abstaining	2,144,741

There were 12,845,964 broker non-votes for this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CymaBay Therapeutics, Inc.

By:	/s/ Sujal Shah
Sujal Shah
President and Chief Executive Officer

Date: June 14, 2022